                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and officer of PMA Capital Corporation, a Pennsylvania corporation ("PMA"), hereby makes, designates, constitutes and appoints ROBERT L. PRATTER, FRANCIS W. MCDONNELL and CHARLES A. BRAWLEY, III, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of a registration statement on Form S-3 with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended, (the "Securities Act") and all amendments thereto (including post-effective amendments) pertaining to an offering by PMA of its Class A Common Stock, $5 par value per share, and a related registration statement filed pursuant to Rule 462(b) of the Securities Act and all post-effective amendments thereto; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualification or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2002.

     IN WITNESS WHEREOF, the undersigned has executed this document as of the 7th day of November, 2001.

                                                      /s/ Frederick W. Anton III
                                                      --------------------------

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director and officer of PMA Capital Corporation, a Pennsylvania corporation ("PMA"), hereby makes, designates, constitutes and appoints ROBERT L. PRATTER, FRANCIS W. MCDONNELL and CHARLES A. BRAWLEY, III, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

     (A) in connection with the filing of a registration statement on Form S-3 with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended, (the "Securities Act") and all amendments thereto (including post-effective amendments) pertaining to an offering by PMA of its Class A Common Stock, $5 par value per share, and a related registration statement filed pursuant to Rule 462(b) of the Securities Act and all post-effective amendments thereto; and

     (B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualification or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2002.

     IN WITNESS WHEREOF, the undersigned has executed this document as of the 7th day of November, 2001.

                                                            /s/ John W. Smithson
                                                            --------------------

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation ("PMA"), hereby makes, designates, constitutes and appoints ROBERT L. PRATTER, FRANCIS W. MCDONNELL and CHARLES A. BRAWLEY, III, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of a registration statement on Form S-3 with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended, (the "Securities Act") and all amendments thereto (including post-effective amendments) pertaining to an offering by PMA of its Class A Common Stock, $5 par value per share, and a related registration statement filed pursuant to Rule 462(b) of the Securities Act and all post-effective amendments thereto; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualification or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2002.

     IN WITNESS WHEREOF, the undersigned has executed this document as of the 7th day of November, 2001.

                                                       /s/ Paul I. Detwiler, Jr.
                                                       -------------------------

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation ("PMA"), hereby makes, designates, constitutes and appoints ROBERT L. PRATTER, FRANCIS W. MCDONNELL and CHARLES A. BRAWLEY, III, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of a registration statement on Form S-3 with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended, (the "Securities Act") and all amendments thereto (including post-effective amendments) pertaining to an offering by PMA of its Class A Common Stock, $5 par value per share, and a related registration statement filed pursuant to Rule 462(b) of the Securities Act and all post-effective amendments thereto; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualification or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2002.

     IN WITNESS WHEREOF, the undersigned has executed this document as of the 7th day of November, 2001.

                                                            /s/ Joseph H. Foster
                                                            --------------------

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation ("PMA"), hereby makes, designates, constitutes and appoints ROBERT L. PRATTER, FRANCIS W. MCDONNELL and CHARLES A. BRAWLEY, III, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of a registration statement on Form S-3 with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended, (the "Securities Act") and all amendments thereto (including post-effective amendments) pertaining to an offering by PMA of its Class A Common Stock, $5 par value per share, and a related registration statement filed pursuant to Rule 462(b) of the Securities Act and all post-effective amendments thereto; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualification or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2002.

     IN WITNESS WHEREOF, the undersigned has executed this document as of the 7th day of November, 2001.

                                                            /s/ Thomas J. Gallen
                                                            --------------------

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation ("PMA"), hereby makes, designates, constitutes and appoints ROBERT L. PRATTER, FRANCIS W. MCDONNELL and CHARLES A. BRAWLEY, III, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of a registration statement on Form S-3 with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended, (the "Securities Act") and all amendments thereto (including post-effective amendments) pertaining to an offering by PMA of its Class A Common Stock, $5 par value per share, and a related registration statement filed pursuant to Rule 462(b) of the Securities Act and all post-effective amendments thereto; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualification or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2002.

     IN WITNESS WHEREOF, the undersigned has executed this document as of the 7th day of November, 2001.

                                                              /s/ Anne S. Genter
                                                              ------------------

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation ("PMA"), hereby makes, designates, constitutes and appoints ROBERT L. PRATTER, FRANCIS W. MCDONNELL and CHARLES A. BRAWLEY, III, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of a registration statement on Form S-3 with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended, (the "Securities Act") and all amendments thereto (including post-effective amendments) pertaining to an offering by PMA of its Class A Common Stock, $5 par value per share, and a related registration statement filed pursuant to Rule 462(b) of the Securities Act and all post-effective amendments thereto; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualification or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2002.

     IN WITNESS WHEREOF, the undersigned has executed this document as of the 7th day of November, 2001.

                                                         /s/ James F. Malone III
                                                         -----------------------

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation ("PMA"), hereby makes, designates, constitutes and appoints ROBERT L. PRATTER, FRANCIS W. MCDONNELL and CHARLES A. BRAWLEY, III, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of a registration statement on Form S-3 with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended, (the "Securities Act") and all amendments thereto (including post-effective amendments) pertaining to an offering by PMA of its Class A Common Stock, $5 par value per share, and a related registration statement filed pursuant to Rule 462(b) of the Securities Act and all post-effective amendments thereto; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualification or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2002.

     IN WITNESS WHEREOF, the undersigned has executed this document as of the 7th day of November, 2001.

                                                       /s/ Louis N. McCarter III
                                                       -------------------------

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation ("PMA"), hereby makes, designates, constitutes and appoints ROBERT L. PRATTER, FRANCIS W. MCDONNELL and CHARLES A. BRAWLEY, III, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of a registration statement on Form S-3 with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended, (the "Securities Act") and all amendments thereto (including post-effective amendments) pertaining to an offering by PMA of its Class A Common Stock, $5 par value per share, and a related registration statement filed pursuant to Rule 462(b) of the Securities Act and all post-effective amendments thereto; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualification or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2002.

     IN WITNESS WHEREOF, the undersigned has executed this document as of the 7th day of November, 2001.

                                                         /s/ John W. Miller, Jr.
                                                         -----------------------

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation ("PMA"), hereby makes, designates, constitutes and appoints ROBERT L. PRATTER, FRANCIS W. MCDONNELL and CHARLES A. BRAWLEY, III, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of a registration statement on Form S-3 with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended, (the "Securities Act") and all amendments thereto (including post-effective amendments) pertaining to an offering by PMA of its Class A Common Stock, $5 par value per share, and a related registration statement filed pursuant to Rule 462(b) of the Securities Act and all post-effective amendments thereto; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualification or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2002.

     IN WITNESS WHEREOF, the undersigned has executed this document as of the 7th day of November, 2001.

                                                            /s/ Edward H. Owlett
                                                            --------------------

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation ("PMA"), hereby makes, designates, constitutes and appoints ROBERT L. PRATTER, FRANCIS W. MCDONNELL and CHARLES A. BRAWLEY, III, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of a registration statement on Form S-3 with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended, (the "Securities Act") and all amendments thereto (including post-effective amendments) pertaining to an offering by PMA of its Class A Common Stock, $5 par value per share, and a related registration statement filed pursuant to Rule 462(b) of the Securities Act and all post-effective amendments thereto; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualification or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2002.

     IN WITNESS WHEREOF, the undersigned has executed this document as of the 7th day of November, 2001.

                                                            /s/ Louis I. Pollock
                                                            --------------------

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation ("PMA"), hereby makes, designates, constitutes and appoints ROBERT L. PRATTER, FRANCIS W. MCDONNELL and CHARLES A. BRAWLEY, III, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of a registration statement on Form S-3 with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended, (the "Securities Act") and all amendments thereto (including post-effective amendments) pertaining to an offering by PMA of its Class A Common Stock, $5 par value per share, and a related registration statement filed pursuant to Rule 462(b) of the Securities Act and all post-effective amendments thereto; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualification or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2002.

     IN WITNESS WHEREOF, the undersigned has executed this document as of the 7th day of November, 2001.

                                                            /s/ Roderic H. Ross
                                                            --------------------

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of PMA Capital Corporation, a Pennsylvania corporation ("PMA"), hereby makes, designates, constitutes and appoints ROBERT L. PRATTER, FRANCIS W. MCDONNELL and CHARLES A. BRAWLEY, III, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned:

(A) in connection with the filing of a registration statement on Form S-3 with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended, (the "Securities Act") and all amendments thereto (including post-effective amendments) pertaining to an offering by PMA of its Class A Common Stock, $5 par value per share, and a related registration statement filed pursuant to Rule 462(b) of the Securities Act and all post-effective amendments thereto; and

(B) in connection with the preparation, delivery and filing of any and all registrations, amendments, qualification or notifications under the applicable securities laws of any and all states and other jurisdictions with respect to securities of PMA, of whatever class or series, offered, sold, issued, distributed, placed or resold by PMA, any of its subsidiaries, or any other person or entity.

Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, reports, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May 15, 2002.

     IN WITNESS WHEREOF, the undersigned has executed this document as of the 7th day of November, 2001.

                                                            /s/ L.J. Rowell, Jr.
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